                                                                   EXHIBIT 10.30

                                    AMENDMENT No. 1 and WAIVER dated as of
                           November 1, 2004 (this "Waiver"), to the CREDIT AGREEMENT dated as of November 25, 2003 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among CRUNCH HOLDING CORP., a Delaware corporation, PINNACLE FOODS GROUP INC. (as successor to PINNACLE FOODS HOLDING CORPORATION), a Delaware corporation (the "Borrower"), the LENDERS from time to time party thereto, DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent, GENERAL ELECTRIC CAPITAL CORPORATION, as Syndication Agent, and JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. and CANADIAN IMPERIAL BANK OF COMMERCE, as Co-Documentation Agents.

            A. The Lenders and the Issuing Bank have extended credit to the Borrower and have agreed to extend credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth in the Credit Agreement.

            B. The Borrower has requested that the Lenders (i) waive, and the undersigned Lenders are willing to waive, compliance by Holdings and the Borrower with certain provisions of Section 5.01 of the Credit Agreement and
(ii) amend, and the undersigned Lenders are willing to amend, Section 4.03 of the Credit Agreement, in each case pursuant to the terms and subject to the conditions set forth herein.

            C. Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement.

            Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

            SECTION 1. Waivers. (a) The Lenders hereby waive any Default or Event of Default arising (i) directly as a result of the failure by the Borrower to comply with the requirements of Sections 5.01(a), (c) and (d) of the Credit Agreement that the Borrower furnish to the Administrative Agent and each Lender through the Administrative Agent, within 90 days after the end of the fiscal year of the Borrower ended on or about July 31, 2004, a copy of the Borrower's financial statements as of the end of and for such year, in the form and accompanied by such related information and reports of the Borrower's independent public accountants as are specified in Sections 5.01(a), (c) and (d) (the "Lenders' Financials Requirement"), or (ii) pursuant to Section 7.01(g) of the Credit Agreement, directly as a result of the Borrower's failure to comply with the requirement of Section 4.02 of the Senior Subordinated Notes Indenture with respect to the Borrower's financial statements for the Borrower's fiscal year ended on or about July 31, 2004 (such requirement, together with the Lenders' Financials Requirement, the "Financials Requirements").

            (b) The Lenders hereby waive any Default or Event of Default arising directly as a result of the failure by the Borrower to comply with the requirement of Section 5.01(e) of the Credit Agreement that the Borrower furnish to the Administrative Agent and each Lender through the Administrative Agent, within 45 days after the commencement of the fiscal year of the Borrower that began on or about August 1, 2004, a detailed consolidated budget for such fiscal year, in the form specified in such Section (the "Budget Requirement").

            (c) The Lenders hereby waive any Default or Event of Default arising directly as a result of the failure by the Borrower to comply with the requirements of Section 5.02(a) of the Credit Agreement that the Borrower furnish prompt written notice of the Defaults described in clauses (a),
      (b) and (d) of this Section.

            (d) The Lenders hereby waive any Default or Event of Default arising directly as a result of the failure by the Borrower to comply with the requirements of Section 5.03(b) of the Credit Agreement that the Borrower deliver to the Administrative Agent certain information relating to the Perfection Certificate as described in such Section (the "Perfection Certificate Requirement" and, together with Financials Requirement and the Budget Requirement, the "Requirements"), provided that the Borrower must comply with the Perfection Certificate Requirement no later than November 8, 2004.

            (e) The Lenders hereby waive any Default or Event of Default arising directly as a result of the failure by the Borrower to comply with the requirements of Section 6.12 and Section 6.13 of the Credit Agreement.

            (f) The waivers provided for in paragraphs (a), (b), (c), (d) and
      (e) above shall terminate and expire at 11:59 p.m., New York City time, on November 24, 2004, and at all times thereafter the Credit Agreement shall apply in all respects, and the Administrative Agent and the Lenders shall have all such rights and remedies, as if such waivers had never been granted, regardless of whether the Borrower shall have complied with the Requirements on or before such time.

            SECTION 2. Amendment to Section 4.03. Section 4.03 of the Credit Agreement is hereby amended by adding the following as Section 4.03(c):

            (a) At the time of the Borrowing Request with respect to such Borrowing, the amount that the Borrower reasonably and in good faith estimates will be the Cash Amount (as defined below) at 5:00 p.m., New York City time, on the requested date of such Borrowing (after giving effect to such Borrowing) shall not exceed $10,000,000, and such Borrowing Request shall contain a statement to that effect. For purposes of this Agreement, the Cash Amount at any time on any day shall be equal to (i) the aggregate amount of "cash and cash equivalents" and "marketable securities" of the Borrower and the Subsidiaries, in each case that would be required to be reflected on a consolidated balance sheet of the Borrower and the Subsidiaries prepared as of such time in accordance with GAAP, minus (ii) the aggregate amount of payments in such cash and cash equivalents that will be made (and will reduce such cash and cash equivalents) at or after such time on such day.

            SECTION 3. Agreements. Holdings, the Borrower and the Lenders agree that, notwithstanding the provisions of Section 2.01, Section 2.04 and Section
2.05 of the Credit Agreement, unless and until otherwise agreed to by the Required Lenders, the Lenders will not be obligated to make any Revolving Loan or Swingline Loan, and the Issuing Bank will not be obligated to issue, amend, renew or extend any Letter of Credit, if, after giving effect to the making of such Loan or the issuance, amendment, renewal or extension of such Letter of Credit, as the case may be, the total Revolving Exposures would exceed $65,000,000.

            SECTION 4. Representations and Warranties. Each of Holdings and the Borrower represents and warrants to the Administrative Agent and to each of the Lenders that:

            (a) This Waiver has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of Holdings and the Borrower, enforceable against each of them in accordance with its terms.

            (b) After giving effect to this Waiver, the representations and warranties of the Loan Parties in the Loan Documents (i) to the extent any such representation or warranty is modified or qualified based on the terms "materially" or "material" or by reference to the term "Material Adverse Effect", are true and correct in all respects and (ii) to the extent such representation or warranty is not so modified or qualified, are true and correct in all material respects, in each case, on and as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

            (c) Immediately after giving effect to this Waiver, no Default has occurred and is continuing.

            SECTION 5. Conditions to Effectiveness. This Waiver shall become effective as of the date first above written, when (a) the Administrative Agent shall have received counterparts of this Waiver that, when taken together, bear the signatures of the Borrower and the Required Lenders, (b) the representations and warranties set forth in Section 4 hereof are true and correct and (c) all fees and expenses submitted to the Borrower and required to be paid or reimbursed by the Borrower under or in connection with this Waiver and the Credit Agreement (including all reasonable invoiced fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel to the Administrative Agent, and all other reasonable fees and expenses of the Administrative Agent due and owing as of the date first above written) have been paid or reimbursed by the Borrower.

            SECTION 6. Release. Each of Holdings and the Borrower (a) acknowledges and agrees that it does not have any claim, cause of action or similar right of any kind or nature (collectively, "Claims") against any Lender, the Administrative Agent, the Collateral Agent, any Issuing Bank or any of their respective Affiliates or any of their respective officers, directors, employees, agents or advisors (collectively, the "Released Parties") arising at any time out of, relating to or otherwise connected with any of the Loan Documents, the transactions thereunder or the actions or inactions of any of the Released Parties thereunder or in connection therewith at any time prior to the effectiveness of this Waiver and (b) hereby waives, releases and discharges each Released Party from any and all such Claims, whether known or unknown. The foregoing acknowledgment and release is given as consideration for the agreements and waivers provided for in this Waiver.

            SECTION 7. Credit Agreement. Except as specifically waived, amended or modified hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Waiver shall be a Loan Document for all purposes.

            SECTION 8. Applicable Law. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            SECTION 9. Counterparts. This Waiver may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Waiver by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Waiver.

            SECTION 10. Headings. The Section headings used herein are for convenience of reference only, are not part of this Waiver and are not to affect the construction of, or to be taken into consideration in interpreting, this Waiver.

            IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed by their respective authorized officers as of the day and year first written above.

                                   CRUNCH HOLDING CORP.,

                                        by
                                           /S/ N. MICHAEL DION
                                           -------------------------------------
                                           Name: N. Michael Dion
                                           Title: CFO

                                   PINNACLE FOODS GROUP INC. (as successor to
                                        Pinnacle Foods Holding Corporation),

                                        by
                                           /S/ N. MICHAEL DION
                                           -------------------------------------
                                           Name: N. Michael Dion
                                           Title: CFO

                                   DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                   individually and as Administrative Agent

                                        by
                                           /S/ SCOTTYE LINDSEY
                                           -------------------------------------
                                           Name: Scottye Lindsey
                                           Title: Director

                                   GENERAL ELECTRIC CAPITAL CORPORATION,
                                   individually and as Syndication Agent,

                                        by
                                           /S/ SANDRA CLAGHORN
                                           -------------------------------------
                                           Name: Sandra Claghorn
                                           Title: SVP - Global Sponsor Finance

                                   JPMORGAN CHASE BANK, individually and as Co-Documentation Agent,

                                        by
                                           /S/ KATHRYN A. DUNCAN
                                           -------------------------------------
                                           Name: Kathryn A. Duncan
                                           Title: Vice President

                                   CITICORP NORTH AMERICA, INC., individually and as Co-Documentation Agent,

                                        by
                                           /S/ ROCKY LOWE
                                           -------------------------------------
                                           Name: Rocky Lowe
                                           Title: VP

                                   CANADIAN IMPERIAL BANK OF COMMERCE, as
                                   Co-Documentation Agent,

                                        by
                                           /S/ GERALD GIRARDI
                                           -------------------------------------
                                           Name: Gerald Girardi
                                           Title: Executive Director

                                   SIGNATURE PAGE TO WAIVER DATED AS OF NOVEMBER 1, 2004, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS GROUP INC., THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS, GENERAL ELECTRIC CAPITAL CORPORATION, JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. AND CANADIAN IMPERIAL BANK OF COMMERCE

                                   Name of Institution:

                                   PINEHURST TRADING INC.

                                   by
                                      /S/ MEREDITH J. KOSLICK
                                      ------------------------------------------
                                      Name: Meredith J. Koslick
                                      Title: Assistant Vice President

                                   SIGNATURE PAGE TO WAIVER DATED AS OF NOVEMBER 1, 2004, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS GROUP INC., THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS, GENERAL ELECTRIC CAPITAL CORPORATION, JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. AND CANADIAN IMPERIAL BANK OF COMMERCE

                                   Name of Institution:

                                   SAWGRASS TRADING LLC

                                   by
                                      /S/ MEREDITH J. KOSLICK
                                      ------------------------------------------
                                      Name: Meredith J. Koslick
                                      Title: Assistant Vice President

                                   SIGNATURE PAGE TO WAIVER DATED AS OF NOVEMBER 1, 2004, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS GROUP INC., THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS, GENERAL ELECTRIC CAPITAL CORPORATION, JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. AND CANADIAN IMPERIAL BANK OF COMMERCE

                                   Name of Institution:

                                   EATON VANCE FLOATING-RATE INCOME TRUST

                                   by
                                   EATON VANCE MANAGEMENT
                                   AS INVESTMENT ADVISOR

                                   by
                                      /S/ MICHAEL B. BOTTHOF
                                      ------------------------------------------
                                      Name: Michael B. Botthof
                                      Title: Vice President

                                   SIGNATURE PAGE TO WAIVER DATED AS OF NOVEMBER 1, 2004, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS GROUP INC., THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS, GENERAL ELECTRIC CAPITAL CORPORATION, JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. AND CANADIAN IMPERIAL BANK OF COMMERCE

                                   Name of Institution:

                                   EATON VANCE SENIOR FLOATING-RATE TRUST

                                   by
                                   EATON VANCE MANAGEMENT
                                   AS INVESTMENT ADVISOR

                                   by
                                      /S/ MICHAEL B. BOTTHOF
                                      ------------------------------------------
                                      Name: Michael B. Botthof
                                      Title: Vice President

                                   SIGNATURE PAGE TO WAIVER DATED AS OF NOVEMBER 1, 2004, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS GROUP INC., THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS, GENERAL ELECTRIC CAPITAL CORPORATION, JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. AND CANADIAN IMPERIAL BANK OF COMMERCE

                                   Name of Institution:

                                   TOLLI & CO.

                                   by
                                   EATON VANCE MANAGEMENT
                                   AS INVESTMENT ADVISOR

                                   by
                                      /S/ MICHAEL B. BOTTHOF
                                      ------------------------------------------
                                      Name: Michael B. Botthof
                                      Title: Vice President

                                   SIGNATURE PAGE TO WAIVER DATED AS OF NOVEMBER 1, 2004, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS GROUP INC., THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS, GENERAL ELECTRIC CAPITAL CORPORATION, JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. AND CANADIAN IMPERIAL BANK OF COMMERCE

                                   Name of Institution:

                                   EATON VANCE LIMITED DURATION INCOME FUND

                                   by
                                   EATON VANCE MANAGEMENT
                                   AS INVESTMENT ADVISOR

                                   by
                                      /S/ MICHAEL B. BOTTHOF
                                      ------------------------------------------
                                      Name: Michael B. Botthof
                                      Title: Vice President

                                   SIGNATURE PAGE TO WAIVER DATED AS OF NOVEMBER 1, 2004, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS GROUP INC., THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS, GENERAL ELECTRIC CAPITAL CORPORATION, JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. AND CANADIAN IMPERIAL BANK OF COMMERCE

                                   Name of Institution:

                                   EATON VANCE VT FLOATING RATE
                                   INCOME FUND

                                   by
                                   EATON VANCE MANAGEMENT
                                   AS INVESTMENT ADVISOR


                                   by
                                      /S/ MICHAEL B. BOTTHOF
                                      ------------------------------------------
                                      Name: Michael B. Botthof
                                      Title: Vice President

                                   SIGNATURE PAGE TO WAIVER DATED AS OF NOVEMBER 1, 2004, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS GROUP INC., THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS, GENERAL ELECTRIC CAPITAL CORPORATION, JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. AND CANADIAN IMPERIAL BANK OF COMMERCE

                                   Name of Institution:

                                   BIG SKY III SENIOR LOAN TRUST

                                   by
                                   EATON VANCE MANAGEMENT
                                   AS INVESTMENT ADVISOR

                                   by
                                      /S/ MICHAEL B. BOTTHOF
                                      ------------------------------------------
                                      Name: Michael B. Botthof
                                      Title: Vice President

                                   SIGNATURE PAGE TO WAIVER DATED AS OF NOVEMBER 1, 2004, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS GROUP INC., THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS, GENERAL ELECTRIC CAPITAL CORPORATION, JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. AND CANADIAN IMPERIAL BANK OF COMMERCE

                                   Name of Institution:

                                   THE NORINCHUKIN BANK, NEW YORK BRANCH,
                                   through State Street Bank and Trust Company
                                   N.A. as Fiduciary Custodian

                                   by
                                   EATON VANCE MANAGEMENT
                                   ATTORNEY-IN-FACT

                                   by
                                      /S/ MICHAEL B. BOTTHOF
                                      ------------------------------------------
                                      Name: Michael B. Botthof
                                      Title: Vice President

                                   SIGNATURE PAGE TO WAIVER DATED AS OF NOVEMBER 1, 2004, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS GROUP INC., THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS, GENERAL ELECTRIC CAPITAL CORPORATION, JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. AND CANADIAN IMPERIAL BANK OF COMMERCE

                                   Name of Institution:

                                   BIG SKY SENIOR LOAN FUND, LTD

                                   by
                                   EATON VANCE MANAGEMENT
                                   AS INVESTMENT ADVISOR

                                   by
                                      /S/ MICHAEL B. BOTTHOF
                                      ------------------------------------------
                                      Name: Michael B. Botthof
                                      Title: Vice President

                                   SIGNATURE PAGE TO WAIVER DATED AS OF NOVEMBER 1, 2004, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS GROUP INC., THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS, GENERAL ELECTRIC CAPITAL CORPORATION, JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. AND CANADIAN IMPERIAL BANK OF COMMERCE

                                   Name of Institution:

                                   GRAYSON & CO

                                   by
                                   BOSTON MANAGEMENT RESEARCH
                                   AS INVESTMENT ADVISOR

                                   by
                                      /S/ MICHAEL B. BOTTHOF
                                      ------------------------------------------
                                      Name: Michael B. Botthof
                                      Title: Vice President

                                   SIGNATURE PAGE TO WAIVER DATED AS OF NOVEMBER 1, 2004, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS GROUP INC., THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS, GENERAL ELECTRIC CAPITAL CORPORATION, JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. AND CANADIAN IMPERIAL BANK OF COMMERCE

                                   Name of Institution:

                                   EATON VANCE CDO VI LTD.

                                   by
                                   EATON VANCE MANAGEMENT
                                   AS INVESTMENT ADVISOR

                                   by
                                      /S/ MICHAEL B. BOTTHOF
                                      ------------------------------------------
                                      Name: Michael B. Botthof
                                      Title: Vice President

                                   SIGNATURE PAGE TO WAIVER DATED AS OF NOVEMBER 1, 2004, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS GROUP INC., THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS, GENERAL ELECTRIC CAPITAL CORPORATION, JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. AND CANADIAN IMPERIAL BANK OF COMMERCE

                                   Name of Institution:

                                   COSTANTINUS EATON VANCE CDO V, LTD.

                                   by
                                   EATON VANCE MANAGEMENT
                                   AS INVESTMENT ADVISOR

                                   by
                                      /S/ MICHAEL B. BOTTHOF
                                      ------------------------------------------
                                      Name: Michael B. Botthof
                                      Title: Vice President

                                   SIGNATURE PAGE TO WAIVER DATED AS OF NOVEMBER 1, 2004, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS GROUP INC., THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS, GENERAL ELECTRIC CAPITAL CORPORATION, JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. AND CANADIAN IMPERIAL BANK OF COMMERCE

                                   Name of Institution:

                                   EATON VANCE CDO III, LTD.

                                   by
                                   EATON VANCE MANAGEMENT
                                   AS INVESTMENT ADVISOR

                                   by
                                      /S/ MICHAEL B. BOTTHOF
                                      ------------------------------------------
                                      Name: Michael B. Botthof
                                      Title: Vice President

                                   SIGNATURE PAGE TO WAIVER DATED AS OF NOVEMBER 1, 2004, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS GROUP INC., THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS, GENERAL ELECTRIC CAPITAL CORPORATION, JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. AND CANADIAN IMPERIAL BANK OF COMMERCE

                                   Name of Institution:

                                   OXFORD STRATEGIC INCOME FUND

                                   by
                                   EATON VANCE MANAGEMENT
                                   AS INVESTMENT ADVISOR

                                   by
                                      /S/ MICHAEL B. BOTTHOF
                                      ------------------------------------------
                                      Name: Michael B. Botthof
                                      Title: Vice President

                                   SIGNATURE PAGE TO WAIVER DATED AS OF NOVEMBER 1, 2004, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS GROUP INC., THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS, GENERAL ELECTRIC CAPITAL CORPORATION, JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. AND CANADIAN IMPERIAL BANK OF COMMERCE

                                   Name of Institution:

                                   EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

                                   by
                                   EATON VANCE MANAGEMENT
                                   AS INVESTMENT ADVISOR

                                   by
                                      /S/ MICHAEL B. BOTTHOF
                                      ------------------------------------------
                                      Name: Michael B. Botthof
                                      Title: Vice President

                                   SIGNATURE PAGE TO WAIVER DATED AS OF NOVEMBER 1, 2004, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS GROUP INC., THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS, GENERAL ELECTRIC CAPITAL CORPORATION, JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. AND CANADIAN IMPERIAL BANK OF COMMERCE

                                   Name of Institution:

                                   EATON VANCE SENIOR INCOME TRUST

                                   by
                                   EATON VANCE MANAGEMENT
                                   AS INVESTMENT ADVISOR

                                   by
                                      /S/ MICHAEL B. BOTTHOF
                                      ------------------------------------------
                                      Name: Michael B. Botthof
                                      Title: Vice President

                                   SIGNATURE PAGE TO WAIVER DATED AS OF NOVEMBER 1, 2004, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS GROUP INC., THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS, GENERAL ELECTRIC CAPITAL CORPORATION, JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. AND CANADIAN IMPERIAL BANK OF COMMERCE

                                   Name of Institution:

                                   SENIOR DEBT PORTFOLIO

                                   by
                                   Boston Management and Research
                                   as Investment Advisor

                                   by
                                      /S/ MICHAEL B. BOTTHOF
                                      ------------------------------------------
                                      Name: Michael B. Botthof
                                      Title: Vice President

                                   SIGNATURE PAGE TO WAIVER DATED AS OF NOVEMBER 1, 2004, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS GROUP INC., THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS, GENERAL ELECTRIC CAPITAL CORPORATION, JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. AND CANADIAN IMPERIAL BANK OF COMMERCE

                                   Name of Institution:

                                   TRUMBULL THCZ LOAN FUNDING LLC

                                   by
                                      /S/ JANET HAACK
                                      ------------------------------------------
                                      Name: Janet Haack
                                      Title: As Attorney-In-Fact

                                   SIGNATURE PAGE TO WAIVER DATED AS OF NOVEMBER 1, 2004, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS GROUP INC., THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS, GENERAL ELECTRIC CAPITAL CORPORATION, JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. AND CANADIAN IMPERIAL BANK OF COMMERCE

                                   Name of Institution:

                                   APEX (Trimaran) CDO I, LTD.

                                   by
                                   Trimaran Advisors, L.L.C.

                                   by
                                      /S/ DAVID M. MILLISON
                                      ------------------------------------------
                                      Name: David M. Millison
                                      Title: Managing Director

                                   SIGNATURE PAGE TO WAIVER DATED AS OF NOVEMBER 1, 2004, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS GROUP INC., THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS, GENERAL ELECTRIC CAPITAL CORPORATION, JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. AND CANADIAN IMPERIAL BANK OF COMMERCE

                                   Name of Institution:

                                   Loan Funding VI LLC

                                   by
                                   Blackstone Debt Advisors L.P.
                                   As Collateral Manager
                                   ---------------------------------------------

                                   by
                                      /S/ DEAN T. CRIARES
                                      ------------------------------------------
                                      Name: Dean T. Criares
                                      Title: Managing Director

                                   SIGNATURE PAGE TO WAIVER DATED AS OF NOVEMBER 1, 2004, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS GROUP INC., THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS, GENERAL ELECTRIC CAPITAL CORPORATION, JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. AND CANADIAN IMPERIAL BANK OF COMMERCE

                                   Name of Institution:

                                   Monument Park CDO Ltd.

                                   by
                                   Blackstone Debt Advisors L.P.
                                   As Collateral Manager

                                   by
                                      /S/ DEAN T. CRIARES
                                      ------------------------------------------
                                      Name: Dean T. Criares
                                      Title: Managing Director

                                   SIGNATURE PAGE TO WAIVER DATED AS OF NOVEMBER 1, 2004, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS GROUP INC., THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS, GENERAL ELECTRIC CAPITAL CORPORATION, JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. AND CANADIAN IMPERIAL BANK OF COMMERCE

                                   Name of Institution:

                                   Union Square CDO Ltd.

                                   by
                                   Blackstone Debt Advisors L.P.
                                   As Collateral Manager

                                   by
                                      /S/ DEAN T. CRIARES
                                      ------------------------------------------
                                      Name: Dean T. Criares
                                      Title: Managing Director

                                   SIGNATURE PAGE TO WAIVER DATED AS OF NOVEMBER 1, 2004, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS GROUP INC., THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS, GENERAL ELECTRIC CAPITAL CORPORATION, JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. AND CANADIAN IMPERIAL BANK OF COMMERCE

                                   Name of Institution:

                                   Hanover Square CLO Ltd.

                                   by
                                   Blackstone Debt Advisors L.P.
                                   As Collateral Manager

                                   by
                                      /S/ DEAN T. CRIARES
                                      -----------------------------------------
                                      Name: Dean T. Criares
                                      Title: Managing Director

                                   SIGNATURE PAGE TO WAIVER DATED AS OF NOVEMBER 1, 2004, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS GROUP INC., THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS, GENERAL ELECTRIC CAPITAL CORPORATION, JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. AND CANADIAN IMPERIAL BANK OF COMMERCE

                                   Name of Institution:

                                   FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND

                                   by
                                   Four Corners Capital Management LLC,
                                   As Collateral Manager

                                   by
                                      /S/ VIJAY SRINIVASAN
                                      ------------------------------------------
                                      Name: Vijay Srinivasan
                                      Title: Assistant Vice President

                                   SIGNATURE PAGE TO WAIVER DATED AS OF NOVEMBER 1, 2004, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS GROUP INC., THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS, GENERAL ELECTRIC CAPITAL CORPORATION, JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. AND CANADIAN IMPERIAL BANK OF COMMERCE

                                   Name of Institution:

                                   FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II

                                   by
                                   Four Corners Capital Management LLC,
                                   As Collateral Manager

                                   by
                                      /S/ VIJAY SRINIVASAN
                                      ------------------------------------------
                                      Name: Vijay Srinivasan
                                      Title: Assistant Vice President

                                   SIGNATURE PAGE TO WAIVER DATED AS OF NOVEMBER 1, 2004, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS GROUP INC., THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS, GENERAL ELECTRIC CAPITAL CORPORATION, JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. AND CANADIAN IMPERIAL BANK OF COMMERCE

                                   Name of Institution:

                                   NORTHWOODS CAPITAL IV, LIMITED

                                   by
                                   ANGELO, GORDON & CO. L.P.
                                   AS COLLATERAL MANAGER

                                   by
                                      /S/ JOHN W. FRASER
                                      ------------------------------------------
                                      Name: John W. Fraser
                                      Title: Managing Director

                                   SIGNATURE PAGE TO WAIVER DATED AS OF NOVEMBER 1, 2004, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS GROUP INC., THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS, GENERAL ELECTRIC CAPITAL CORPORATION, JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. AND CANADIAN IMPERIAL BANK OF COMMERCE

                                   Name of Institution:

                                   NORTHWOODS CAPITAL II, LIMITED

                                   by
                                   ANGELO, GORDON & CO., L.P.,
                                   AS COLLATERAL MANAGER

                                   by
                                      /S/ JOHN W. FRASER
                                      ------------------------------------------
                                      Name: John W. Fraser
                                      Title: Managing Director

                                   SIGNATURE PAGE TO WAIVER DATED AS OF NOVEMBER 1, 2004, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS GROUP INC., THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS, GENERAL ELECTRIC CAPITAL CORPORATION, JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. AND CANADIAN IMPERIAL BANK OF COMMERCE

                                   Name of Institution:

                                   NORTHWOODS CAPITAL III, LIMITED

                                   by
                                   ANGELO, GORDON & CO., L.P.,
                                   AS COLLATERAL MANAGER

                                   by
                                      /S/ JOHN W. FRASER
                                      ------------------------------------------
                                      Name: John W. Fraser
                                      Title: Managing Director

                                   SIGNATURE PAGE TO WAIVER DATED AS OF NOVEMBER 1, 2004, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS GROUP INC., THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS, GENERAL ELECTRIC CAPITAL CORPORATION, JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. AND CANADIAN IMPERIAL BANK OF COMMERCE

                                   Name of Institution:

                                   Premium Loan Trust I, Ltd.

                                   by
                                      /S/ COLIN DONLAN
                                      ------------------------------------------
                                      Name: Colin Donlan
                                      Title: Vice President

                                   SIGNATURE PAGE TO WAIVER DATED AS OF NOVEMBER 1, 2004, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS GROUP INC., THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS, GENERAL ELECTRIC CAPITAL CORPORATION, JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. AND CANADIAN IMPERIAL BANK OF COMMERCE

                                   Name of Institution:

                                   LightPoint CLO 2004-1, Ltd.

                                   by
                                      /S/ COLIN DONLAN
                                      ------------------------------------------
                                      Name: Colin Donlan
                                      Title: Vice President

                                   SIGNATURE PAGE TO WAIVER DATED AS OF NOVEMBER 1, 2004, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS GROUP INC., THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS, GENERAL ELECTRIC CAPITAL CORPORATION, JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. AND CANADIAN IMPERIAL BANK OF COMMERCE

                                   Name of Institution:

                                   Denali Capital LLC, managing member of
                                   DC Funding Partners, portfolio manager for DENALI CAPITAL CLO III, LTD., or an affiliate by
                                      /S/ KELLI C. MARTI
                                      ------------------------------------------
                                      Name: Kelli C. Marti
                                      Title: Vice President

                                   SIGNATURE PAGE TO WAIVER DATED AS OF NOVEMBER 1, 2004, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS GROUP INC., THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS, GENERAL ELECTRIC CAPITAL CORPORATION, JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. AND CANADIAN IMPERIAL BANK OF COMMERCE

                                   Name of Institution:

                                   Denali Capital LLC, managing member of
                                   DC Funding Partners, portfolio manager for DENALI CAPITAL CLO I, LTD., or an affiliate by
                                      /S/ KELLI C. MARTI
                                      ------------------------------------------
                                      Name: Kelli C. Marti
                                      Title: Vice President

                                   SIGNATURE PAGE TO WAIVER DATED AS OF NOVEMBER 1, 2004, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS GROUP INC., THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS, GENERAL ELECTRIC CAPITAL CORPORATION, JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. AND CANADIAN IMPERIAL BANK OF COMMERCE

                                   Name of Institution:

                                   CIBC INC. AS A LENDER

                                   by
                                      /S/ GERALD GIRARDI
                                      ------------------------------------------
                                      Name:  Gerald Girardi
                                      Title: Executive Director
                                             CIBC World Markets Corp., As Agent

                                   SIGNATURE PAGE TO WAIVER DATED AS OF NOVEMBER 1, 2004, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS GROUP INC., THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS, GENERAL ELECTRIC CAPITAL CORPORATION, JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. AND CANADIAN IMPERIAL BANK OF COMMERCE

                                   Name of Institution:

                                   Citadel Hill 2000 LTD.

                                   by
                                      /S/ PETER VAN SCHAICK
                                      ------------------------------------------
                                      Name:  Peter Van Shaick
                                      Title: Authorized Signatory

                                   SIGNATURE PAGE TO WAIVER DATED AS OF NOVEMBER 1, 2004, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS GROUP INC., THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS, GENERAL ELECTRIC CAPITAL CORPORATION, JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. AND CANADIAN IMPERIAL BANK OF COMMERCE

                                   Name of Institution:

                                   MainStay Floating Rate Fund,
                                   a Series of Eclipse Funds Inc.

                                   by
                                   New York Life Investment Management LLC

                                   by
                                      /S/ R. H. DIAL
                                      ------------------------------------------
                                      Name:  R. H. Dial
                                      Title: Director

                                   SIGNATURE PAGE TO WAIVER DATED AS OF NOVEMBER 1, 2004, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS GROUP INC., THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS, GENERAL ELECTRIC CAPITAL CORPORATION, JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. AND CANADIAN IMPERIAL BANK OF COMMERCE

                                   Name of Institution:

                                   PPM MONARCH BAY FUNDING LLC

                                   by
                                      /S/ MEREDITH J. KOSLICK
                                      ------------------------------------------
                                      Name:  Meredith J. Koslick
                                      Title: Assistant Vice President

                                   SIGNATURE PAGE TO WAIVER DATED AS OF NOVEMBER 1, 2004, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS GROUP INC., THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS, GENERAL ELECTRIC CAPITAL CORPORATION, JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. AND CANADIAN IMPERIAL BANK OF COMMERCE

                                   Name of Institution:

                                   PPM SHADOW CREEK FUNDING LLC

                                   by
                                      /S/ MEREDITH J. KOSLICK
                                      ------------------------------------------
                                      Name:  Meredith J. Koslick
                                      Title: Assistant Vice President

                                   SIGNATURE PAGE TO WAIVER DATED AS OF NOVEMBER 1, 2004, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS GROUP INC., THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS, GENERAL ELECTRIC CAPITAL CORPORATION, JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. AND CANADIAN IMPERIAL BANK OF COMMERCE

                                   Name of Institution:

                                   PPM SPYGLASS FUNDING TRUST

                                   by
                                      /S/ DIANA M. HINES
                                      ------------------------------------------
                                      Name:  Diana M. Hines
                                      Title: Authorized Agent

                                   SIGNATURE PAGE TO WAIVER DATED AS OF NOVEMBER 1, 2004, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS GROUP INC., THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS, GENERAL ELECTRIC CAPITAL CORPORATION, JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. AND CANADIAN IMPERIAL BANK OF COMMERCE

                                   Name of Institution:

                                   New York Life Insurance Company

                                   by
                                      /S/ R. H. DIAL
                                      ------------------------------------------
                                      Name:  R. H. Dial
                                      Title: Investment Vice President

                                   SIGNATURE PAGE TO WAIVER DATED AS OF NOVEMBER 1, 2004, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS GROUP INC., THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS, GENERAL ELECTRIC CAPITAL CORPORATION, JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. AND CANADIAN IMPERIAL BANK OF COMMERCE

                                   Name of Institution:

                                   Venture III CDO, Limited
                                   by
                                   Its investment advisor MJX Asset Management
                                   LLC

                                   by
                                      M.G. REGAN
                                      ------------------------------------------
                                      Name:  M.G. Regan
                                      Title:

                                   SIGNATURE PAGE TO WAIVER DATED AS OF NOVEMBER 1, 2004, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS GROUP INC., THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS, GENERAL ELECTRIC CAPITAL CORPORATION, JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. AND CANADIAN IMPERIAL BANK OF COMMERCE

                                   Name of Institution:

                                   Venture II CDO, Limited
                                   by
                                   Its investment advisor MJX Asset Management
                                   LLC

                                   by
                                      M.G. REGAN
                                      ------------------------------------------
                                      Name:  M.G. Regan
                                      Title:

                                   SIGNATURE PAGE TO WAIVER DATED AS OF NOVEMBER 1, 2004, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS GROUP INC., THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS, GENERAL ELECTRIC CAPITAL CORPORATION, JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. AND CANADIAN IMPERIAL BANK OF COMMERCE

                                   Name of Institution:

                                   Venture CDO 2002, Limited
                                   by
                                   Its investment advisor MJX Asset Management
                                   LLC

                                   by
                                      M.G. REGAN
                                      ------------------------------------------
                                      Name:  M.G. Regan
                                      Title:

                                   SIGNATURE PAGE TO WAIVER DATED AS OF NOVEMBER 1, 2004, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS GROUP INC., THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS, GENERAL ELECTRIC CAPITAL CORPORATION, JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. AND CANADIAN IMPERIAL BANK OF COMMERCE

                                   Name of Institution:

                                   UBS AG, Stamford Branch

                                   by
                                      /S/ BARBARA EZELL-MCMICHAEL
                                      ------------------------------------------
                                      Name: Barbara Ezell-McMichael
                                      Title: Associate Director

                                   by
                                      /S/ WINSLOWE OGBOURNE
                                      ------------------------------------------
                                      Name: Winslowe Ogbourne
                                      Title: Associate Director

                                   SIGNATURE PAGE TO WAIVER DATED AS OF NOVEMBER 1, 2004, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS GROUP INC., THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS, GENERAL ELECTRIC CAPITAL CORPORATION, JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. AND CANADIAN IMPERIAL BANK OF COMMERCE

                                   Name of Institution:

                                   Stanwich Loan Funding LLC

                                   by
                                      /S/ MEREDITH J. KOSLICK
                                      ------------------------------------------
                                      Name: Meredith J. Koslick
                                      Title: Assistant Vice President

                                   SIGNATURE PAGE TO WAIVER DATED AS OF NOVEMBER 1, 2004, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS GROUP INC., THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS, GENERAL ELECTRIC CAPITAL CORPORATION, JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. AND CANADIAN IMPERIAL BANK OF COMMERCE

                                   Name of Institution:

                                   Oak Hill Securities Fund L.P.

                                   by Oak Hill Securities GenPar, L.P., its
                                   General Partner

                                   by Oak Hill Securities MGP, Inc., its
                                   General Partner

                                   by
                                      /S/ SCOTT D. KRASE
                                      ------------------------------------------
                                      Name: Scott D. Krase
                                      Title: Vice President

                                   Oak Hill Securities Fund II, L.P.

                                   by Oak Hill Securities GenPar II, L.P., its
                                   General Partner

                                   by Oak Hill Securities MGP II, Inc., its
                                   General Partner

                                   by
                                      /S/ SCOTT D. KRASE
                                      ------------------------------------------
                                      Name: Scott D. Krase
                                      Title: Vice President

                                   Oak Hill Credit Partners I, Limited

                                   by Oak Hill CLO Management I, LLC, as

                                   Investment Manager

                                   by
                                      /S/ SCOTT D. KRASE
                                      ------------------------------------------
                                      Name: Scott D. Krase
                                      Title: Authorized Person

                                   Oak Hill Credit Partners II, Limited

                                   by Oak Hill CLO Management II, LLC, as
                                   Investment Manager

                                   by
                                      /S/ SCOTT D. KRASE
                                      ------------------------------------------
                                      Name: Scott D. Krase
                                      Title: Authorized Person

                                   SIGNATURE PAGE TO WAIVER DATED AS OF NOVEMBER 1, 2004, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS GROUP INC., THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS, GENERAL ELECTRIC CAPITAL CORPORATION, JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. AND CANADIAN IMPERIAL BANK OF COMMERCE

                                   Name of Institution:

                                   Celerity CLO Limited
                                   by
                                   TCW Advisors, Inc., as Agent

                                   by
                                      /S/ G. STEVEN KALIN
                                      ------------------------------------------
                                      Name: G. Steven Kalin

                                   by
                                      /S/ RICHARD F. KURTH
                                      ------------------------------------------
                                      Name: Richard F. Kurth
                                      Title: Senior Vice President

                                   SIGNATURE PAGE TO WAIVER DATED AS OF NOVEMBER 1, 2004, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS GROUP INC., THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS, GENERAL ELECTRIC CAPITAL CORPORATION, JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. AND CANADIAN IMPERIAL BANK OF COMMERCE

                                   Name of Institution:

                                   LOAN FUNDING I LLC, a wholly owned subsidiary of Citibank N.A.
                                   by
                                   TCW Advisors, Inc., as portfolio manager of Loan Funding I LLC by
                                      /S/ G. STEVEN KALIN
                                      ------------------------------------------
                                      Name: G. Steven Kalin
                                      Title: Senior Vice President

                                   by
                                      /S/ RICHARD F. KURTH
                                      ------------------------------------------
                                      Name: Richard F. Kurth
                                      Title: Senior Vice President

                                   SIGNATURE PAGE TO WAIVER DATED AS OF NOVEMBER 1, 2004, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS GROUP INC., THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS, GENERAL ELECTRIC CAPITAL CORPORATION, JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. AND CANADIAN IMPERIAL BANK OF COMMERCE

                                   Name of Institution:

                                   C-SQUARED CDO LTD.
                                   by
                                   TCW Advisors, Inc., as its Portfolio Manager

                                   by
                                      /S/ G. STEVEN KALIN
                                      ------------------------------------------
                                      Name: G. Steven Kalin
                                      Title: Senior Vice President

                                   SIGNATURE PAGE TO WAIVER DATED AS OF NOVEMBER 1, 2004, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS GROUP INC., THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS, GENERAL ELECTRIC CAPITAL CORPORATION, JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. AND CANADIAN IMPERIAL BANK OF COMMERCE

                                   Name of Institution:

                                   TCW SELECT LOAN FUND, LIMITED
                                   by
                                   TCW Advisors, Inc. as its Collateral Manager

                                   by
                                      /S/ G. STEVEN KALIN
                                      ------------------------------------------
                                      Name: G. Steven Kalin
                                      Title: Senior Vice President

                                   by
                                      /S/ RICHARD F. KURTH
                                      ------------------------------------------
                                      Name: Richard F. Kurth
                                      Title: Senior Vice President

                                   SIGNATURE PAGE TO WAIVER DATED AS OF NOVEMBER 1, 2004, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS GROUP INC., THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS, GENERAL ELECTRIC CAPITAL CORPORATION, JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. AND CANADIAN IMPERIAL BANK OF COMMERCE

                                   Name of Institution:

                                   VELOCITY CLO, LTD.
                                   by
                                   TCW Advisors, Inc., its Collateral Manager

                                   by
                                      /S/ G. STEVEN KALIN
                                      ------------------------------------------
                                      Name: G. Steven Kalin
                                      Title: Senior Vice President

                                   by
                                      /S/ RICHARD F. KURTH
                                      ------------------------------------------
                                      Name: Richard F. Kurth
                                      Title: Senior Vice President

                                   SIGNATURE PAGE TO WAIVER DATED AS OF NOVEMBER 1, 2004, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS GROUP INC., THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS, GENERAL ELECTRIC CAPITAL CORPORATION, JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. AND CANADIAN IMPERIAL BANK OF COMMERCE

                                   Name of Institution:

                                   FIRST 2004-II CLO, LTD.
                                   by

                                   TCW Advisors, Inc., its Collateral Manager

                                   by
                                      /S/ G. STEVEN KALIN
                                      ------------------------------------------
                                      Name: G. Steven Kalin
                                      Title: Senior Vice President

                                   by
                                      /S/ RICHARD F. KURTH
                                      ------------------------------------------
                                      Name: Richard F. Kurth
                                      Title: Senior Vice President

                                   SIGNATURE PAGE TO WAIVER DATED AS OF NOVEMBER 1, 2004, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS GROUP INC., THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS, GENERAL ELECTRIC CAPITAL CORPORATION, JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. AND CANADIAN IMPERIAL BANK OF COMMERCE

                                   Name of Institution:

                                   Hewett's Island CLO II, Ltd.
                                   By
                                   CypressTree Investment Management Company,
                                   Inc., as Portfolio Manager

                                   by
                                      /S/ JEFFREY MEGAR
                                      ------------------------------------------
                                      Name: Jeffrey Megar, CFA
                                      Title: Managing Director

                                   SIGNATURE PAGE TO WAIVER DATED AS OF NOVEMBER 1, 2004, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS GROUP INC., THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS, GENERAL ELECTRIC CAPITAL CORPORATION, JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. AND CANADIAN IMPERIAL BANK OF COMMERCE

                                   Name of Institution:

                                   Close International Custody Services Limited as Custodian of CypressTree International Loan Holding Company Limited

                                   by
                                      /S/ JEFFREY MEGAR
                                      ------------------------------------------
                                      Name: Jeffrey Megar, CFA
                                      Title: Managing Director

                                   by
                                      /S/ PRESTON I. CARNES, JR.
                                      ------------------------------------------
                                      Name: Preston I. Carnes, Jr.
                                      Title: Managing Director

                                   SIGNATURE PAGE TO WAIVER DATED AS OF NOVEMBER 1, 2004, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS GROUP INC., THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS, GENERAL ELECTRIC CAPITAL CORPORATION, JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. AND CANADIAN IMPERIAL BANK OF COMMERCE

                                   Name of Institution:

                                   Landmark CDO Limited
                                   Aladdin Capital Management LLC

                                   by
                                      /S/ WILLIAM S. LUTKINS
                                      ------------------------------------------
                                      Name: William S. Lutkins
                                      Title: Authorized Signature

                                   SIGNATURE PAGE TO WAIVER DATED AS OF NOVEMBER 1, 2004, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS GROUP INC., THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS, GENERAL ELECTRIC CAPITAL CORPORATION, JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. AND CANADIAN IMPERIAL BANK OF COMMERCE

                                   Name of Institution:

                                   Landmark CDO II Limited
                                   Aladdin Capital Management LLC

                                   by
                                      /S/ WILLIAM S. LUTKINS
                                      ------------------------------------------
                                      Name: William S. Lutkins
                                      Title: Authorized Signature

                                   SIGNATURE PAGE TO WAIVER DATED AS OF NOVEMBER 1, 2004, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS GROUP INC., THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS, GENERAL ELECTRIC CAPITAL CORPORATION, JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. AND CANADIAN IMPERIAL BANK OF COMMERCE

                                   Name of Institution:

                                   Landmark CDO III Limited
                                   Aladdin Capital Management LLC

                                   by
                                      /S/ WILLIAM S. LUTKINS
                                      ------------------------------------------
                                      Name: William S. Lutkins
                                      Title: Authorized Signature

                                   SIGNATURE PAGE TO WAIVER DATED AS OF NOVEMBER 1, 2004, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS GROUP INC., THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS, GENERAL ELECTRIC CAPITAL CORPORATION, JPMORGAN CHASE BANK, CITICORP NORTH AMERICA, INC. AND CANADIAN IMPERIAL BANK OF COMMERCE

                                   Name of Institution:

                                   Landmark CDO IV Limited
                                   Aladdin Capital Management LLC

                                   by
                                      /S/ WILLIAM S. LUTKINS
                                      ------------------------------------------
                                      Name: William S. Lutkins
                                      Title: Authorized Signature